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                                                                    EXHIBIT 10.3

                            RESTRICTION ON TRANSFER

     The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.

                                    WARRANT

                 To Subscribe for and Purchase Common Stock of

                                Urologix, Inc.
W-1
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     THIS CERTIFIES THAT, for value received, EDAP TMS S.A., a French corporation, or its registered assigns, is entitled to subscribe for and purchase from Urologix, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including October 1, 2005, Three Hundred Twenty-seven Thousand Four Hundred Sixty-six (327,466) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value (subject to adjustment as noted below).

     The Warrant purchase price (subject to adjustment as noted below) shall be $7.725 per share.

     This Warrant is subject to the following provisions, terms and conditions:

     1.  Right to Exercise.  The rights represented by this Warrant may be
         -----------------
exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company three (3) business days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares (the "Warrant Shares"). The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the Warrant Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     2.  Obligations Subject to Restrictions on Transfer.  Notwithstanding the
         -----------------------------------------------
foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations,

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of paragraph 7 hereof and the restrictive legend under the heading "Restriction on Transfer" below.

     3.  Authorization of Shares.  The Company covenants and agrees that all
         -----------------------
Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.  Antidilution Provisions.  The above provisions are, however, subject to
         -----------------------
the following:

     (a) The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

     (b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

     (c) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5.  No Voting Rights.  This Warrant shall not entitle the holder hereof to
         ----------------
any voting rights or other rights as a stockholder of the Company.

     6.  Notice Prior to Transfer.  The holder of this Warrant, by acceptance
         ------------------------
hereof, agrees

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to give written notice to the Company before transferring this Warrant or the
Warrant Shares of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of Warrant Shares. Such holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of Warrant Shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or Warrant Shares. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the Warrant Shares received upon such exercise or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such Warrant Shares.

     7.  Transferability.  Subject to the provisions of paragraph 6 hereof, this
         ---------------
Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

     8.  Ability to Exchange Warrants.  This Warrant is exchangeable, upon the
         ----------------------------
surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

     9.  Registration Rights.  All Warrant Shares shall have the registration
         -------------------
rights set forth in the Registration Rights Agreement dated as of this date between Urologix, Inc and EDAP TMS S.A, Technomed Medical Systems S.A. and EDAP Technomed, Inc.

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     10.  Governance.  All questions concerning this Warrant will be governed
          ----------
and interpreted and enforced in accordance with the internal law of the State of Minnesota..

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of October 1, 2000.

                                             Urologix, Inc.


                                             By.................................

                                               Its..............................

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FORM OF ASSIGNMENT
                      (To Be Signed Only Upon Assignment)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints

to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated:

In the presence of:

                                    ____________________________________________
                                    (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)

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SUBSCRIPTION FORM

          To be Executed by the Holder of this Warrant if such Holder
             Desires to Exercise this Warrant in Whole or in Part:

To:   Urologix, Inc.  (the "Company")

       The undersigned _________________________

                    Please insert Social Security or other
                       identifying number of Subscriber:
                           _________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $_______, such payment being made as provided on the face of this Warrant.

       The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:       ____________________________________________________________________

Address:    ____________________________________________________________________

Deliver to: ____________________________________________________________________

Address:    ____________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:
                                 Signature _____________________________________
                                       Note:  The signature on this Subscription
                                       Form must correspond with the name as
                                       written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

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